Exhibit 99.1

Superlatus, Inc. and TRxADE HEALTH, Inc. Sign Definitive Merger

Agreement to Create a Global Strategic Platform for Food and Healthy

Snack Marketplace and Distribution

NEW YORK, June 30, 2023 — Superlatus, Inc. (“Superlatus”), a U.S.-based holding company of food products and distribution capabilities, announced today that it has signed a definitive agreement to be acquired by TRxADE HEALTH, Inc. (NASDAQ:MEDS) (“TRxADE”), a pharmaceutical exchange platform provider (the “Merger”).

Upon closing of the Merger, shareholders of Superlatus will receive an aggregate of 173,463 shares of MEDS stock, which will be comprised of (i) 136,436 shares of MEDS common stock, representing 19.99% of the total issued and outstanding MEDS common stock at the closing of the Merger, and (ii) 37,027 shares of a new class of MEDS non-voting convertible preferred stock with a conversion ratio of 100 to one, multiplied by such shareholder’s pro rata percentage ownership. In addition, MEDS plans to divest its existing operating business and assets shortly after the Merger.

The Merger is subject to customary closing conditions including completion of due diligence, delivery of audited financials, approval of a continued listing by Nasdaq and completion of any regulatory approvals.

Other significant closing conditions include the acquisition by Superlatus of Prestige Farms, Inc. (“Prestige”), a poultry processing business, and Sapientia, Inc. (“Sapientia”), a food tech business led by Dr. Eugenio Bortone, one of the world’s most preeminent food scientists, extrusion processing experts, and inventor of Frito-Lay’s Twisted Cheetos. A related closing condition to the Merger is completion of a valuation report for Superlatus following the acquisition of Sapientia and Prestige reflecting a value of at least $225,000,000.

After the Merger, the combined company will focus it business strategy on utilizing the competitive advantages of each of the separate businesses to create an innovative global consolidation platform for the food and healthy snack industry with the latest generation of delicious, high nutrition, high taste and texture plant-based foods and snacks. The other planned products include plant-based meats and plant-based meat snacks, plant-based dairy milks and yogurts, and pulse-based “puffed/twisted” snack foods, prioritizing high protein, low fat, nutritious products with delicious taste and texture, for both humans and pets.

According to Statista & Grand View Research, the global food and snack market remains dynamic with substantial opportunities for expansion and growth. The global health snack food market was $90.6 billion in 2022 and is expected to reach $152.5 billion by 2030 a CAGR of 6.6% year-over-year driven by the increasing number of health-conscious consumers and the increasing development in the supply chain of products.

Superlatus’ interim CEO, Tim Alford, commented: “We are pleased to make this announcement as the combination of these two entities will allow us to unlock each of their individual synergies and competitive advantages to successfully form a global consolidation platform for the dynamic and growing food and healthy snack market. Additionally, this powerful merger will lay the foundation for substantial market share gains and provide us with tremendous opportunities for accretive acquisitions to grow revenues, expand margins, and enhance profitability.”

The Board of Directors of both companies have unanimously approved the Merger which is expected to close in late third quarter or early fourth quarter of 2023.

About Superlatus, Inc.

Superlatus is a diversified food technology company with distribution capabilities. We scale food innovation and transformational change to our food systems to optimize food security and population health via innovative CPG products, agritech, foodtech, plant-based proteins and alt-proteins. We provide industry-leading processing and forming technologies that create high nutrition, high taste, and textured foods. Our management team consists of world-class food executives with an unparalleled understanding of technology and taste. For more information on Superlatus, please visit Superlatus’ website at https://www.superlatusfoods.com.

About TRxADE HEALTH, INC.

TRxADE HEALTH (NASDAQ: MEDS) is a health services IT company focused on digitalizing the retail pharmacy experience by optimizing drug procurement, the prescription journey and patient engagement in the U.S. The Company operates the TRxADE drug procurement marketplace serving approximately 14,500+ members nationwide, fostering price transparency and under the Bonum Health brand, offering patient centric telehealth services. For more information on TRxADE HEALTH, please visit the Company’s IR website at investors.trxadegroup.com.

Forward-Looking Statements

This press release contains certain statements that may be deemed to be “forward-looking statements” within the federal securities laws, including the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. Statements that are not historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or our future performance or future financial condition. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about our company, our industry, our beliefs and our assumptions. Such forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “ongoing,” “plan,” “potential,” “predict,” “project,” “should,” or the negative of these terms or other similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are subject to a number of risks and uncertainties (some of which are beyond our control) that may cause actual results or performance to be materially different from those expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. These risks include risks relating to agreements with third parties; our ability to raise funding in the future, as needed, and the terms of such funding, including potential dilution caused thereby; our ability to continue as a going concern; security interests under certain of our credit arrangements; our ability to maintain the listing of our common stock on the Nasdaq Capital Market; claims relating to alleged violations of intellectual property rights of others; risks that one or more conditions to closing of the Merger may not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger will not occur; the outcome of any current legal proceedings or future legal proceedings that may be instituted against the parties or others, including proceedings related to the Merger documents; the occurrence of any event, change or other circumstance or condition that could give rise to the termination or abandonment of the Merger; unanticipated difficulties or expenditures relating to the proposed Merger; potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; whether the combined business of TRxADE and Superlatus will be successful; and those risks detailed in TRxADE’s most recent Annual Report on Form 10-K and subsequent reports filed with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The TRxADE undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as otherwise provided by law.

The securities issued in connection with the Merger are being offered in a transaction not involving a public offering and have not been registered under the Securities Act of 1933, as amended (the “Act”), and may not be offered or sold in the United States except pursuant to an effective registration statement or an applicable exemption from the Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction.

Investor Contact:

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